UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 15, 2006


                     INTEGRATED MANAGEMENT INFORMATION, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                   333-133634                    43-1802805
------------------        -------------------          --------------------
(State or other              (Commission                 (IRS Employer
jurisdiction                  file number)               Identification Number)
 of incorporation)

                221 Wilcox, Suite A, Castle Rock, Colorado 80104
                -------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                  303-895-3002
                --------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                      ---------------------------------
         (Former name and former address, if changed since last report)

Item 3.02         Unregistered Sales of Equity Securities

Between November 9, 2006 and December 15, 2006, the Company sold 905,768 shares of its common stock at an average sales price of $0.63 per share to six investors, netting $571,460. There were no commissions paid on the sale of these shares. These shares were sold pursuant to an exemption from registration provided by Sec 4(2) of the Securities Act of 1933. The proceeds from the sale of the shares will be used for general working capital needs and to support some of the Company's growth initiatives.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTEGRATED MANAGEMENT INFORMATION, INC.

Dated: December 27, 2006
                                          By: /s/ John K. Saunders
                                             --------------------------
                                               John K. Saunders
                                               CEO